UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 1, 2008
Date of Report (Date of earliest event reported)

CHINA EDUCATION ALLIANCE, INC.
(Exact name of registrant as specified in charter)

North Carolina	00-52092	56-2012361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58 Heng Shan Road, Kun Lun Shopping Mall Harbin, People’s Republic of China 150090
(Address of principal executive offices)

+86-451-8233-5794
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition

On April 1, 2008, China Education Alliance, Inc. (the “Company”) issued a press release reporting financial results for the fourth quarter and fiscal year ended December 31, 2007 as well as financial guidance for 2008. A copy of the press release is attached hereto as Exhibit 99.1.

Use of Non-GAAP Financial Information

To supplement the Company’s consolidated financial statements presented in the press release in accordance with United States generally accepted accounting principles (“GAAP”), the Company provided non-GAAP financial measures of adjusted net income and adjusted diluted earnings per share, which are adjusted from results based on GAAP to exclude the impact of non-cash financing costs associated with private placement financings of convertible notes and warrants conducted in May 2007 and September 2006, as well as non-cash liquidation damages paid to investors of the May 2007 private placement financing due to the Company’s inability to meet certain conditions of the purchase agreement. The Company’s management believes that these non-GAAP measures provide investors with a better understanding of how the results relate to the Company’s historical performance. A reconciliation of the adjustments to GAAP results appears in the table accompanying the press release. The additional non-GAAP information is not meant to be considered superior to, in isolation from or as a substitute for results prepared in accordance with GAAP. The non-GAAP financial information that the Company provides also may differ from the non-GAAP information provided by other companies.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statement and Exhibits

(d)	Exhibits
	99.1	Press Release of the Company, dated April 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2008	CHINA EDUCATION ALLIANCE, INC.

	By:	/s/ Xiqun Yu
Xiqun Yu, Chief Executive Officer and President

EXHIBIT INDEX

99.1	Press Release of the Company, dated April 1, 2008